EXHIBIT 31.2

EARTHFIRST TECHNOLOGIES, INCORPORATED

FORM 10-QSB/A

EARTHFIRST TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES CERTIFICATION

PURSUANT TO SARBANES-OXLEY SECTION 302

I, Frank W. Barker, Jr., certify that:

1. I have reviewed this quarterly report on Form 10-QSB/A of EarthFirst Technologies, Incorporated;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal controls over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a)	designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Small business issuer including its consolidated subsidiary, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	evaluated the effectiveness of the Small business issuers disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based o such evaluations; and

(c)	disclosed in this report any change in the Small business issuers internal control over financial reporting that occurred during the Small business issuers most recent fiscal quarter (the Small business issuers fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Small business issuers internal control over financial reporting; and;

5. The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent function):

(a)	all significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Small business issuers ability to record process, summarize and report financial information; and;

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Small business issuers internal controls over financial reporting.

Date: November 27, 2005

/s/ Frank W. Barker, Jr.
Frank W. Barker, Jr.
Chief Financial Officer

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